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                                  EXHIBIT (14)
                               POWERS OF ATTORNEY

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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                     PEOPLES BENEFIT LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNTS

Know all men by these presents that Marilyn Carp, whose signature appears below, constitutes and appoints Frank A. Camp and Anne M. Spaes, and each of them, her attorneys-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Peoples Benefit Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                                /s/ Marilyn Carp
                                                --------------------------------
                                                Marilyn Carp
                                                Director and President
                                                Peoples Benefit Life Insurance
                                                Company

January 15, 2004
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Date

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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                     PEOPLES BENEFIT LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNTS

Know all men by these presents that Diane Meiners, whose signature appears below, constitutes and appoints Frank A. Camp and Anne M. Spaes, and each of them, her attorneys-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Peoples Benefit Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                                /s/ Diane Meiners
                                                --------------------------------
                                                Diane Meiners
                                                Director and Vice President
                                                Peoples Benefit Life Insurance
                                                Company

January 15, 2004
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Date